UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

CIPHER MINING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39625	85-1614529
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue

Floor 54

New York, New York, 10017

(Address of principal executive offices) (Zip Code)

(332) 262-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CIFR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	CIFRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 20, 2025, Cipher Barber Lake LLC (“Cipher Barber Lake”), a wholly owned indirect subsidiary of Cipher Mining Inc. (the “Company”), entered into an Amended and Restated Recognition Agreement (the “A&R Recognition Agreement”), which amends the previously announced Recognition Agreement (the “Original Recognition Agreement”), dated as of September 24, 2025, among Cipher Baker Lake, Fluidstack USA II Inc. (“Fluidstack”) and Google LLC (“Google”).

The A&R Recognition Agreement was entered into in connection with an amendment and restatement to the previously announced Datacenter Lease (the “Original Fluidstack Lease” and, as amended and restated, the “A&R Fluidstack Lease”) by and between Cipher Barber Lake and Fluidstack USA II Inc. (“Fluidstack”), dated as of September 24, 2025, which provides for the development of a data center facility on, and lease to Fluidstack of, Cipher Barber Lake’s facility located in Colorado City, Texas (the “Barber Lake Facility”) on the terms and subject to the conditions contained therein. Under the Original Fluidstack Lease, Fluidstack was entitled to 168 megawatts (MW) of critical IT load for high-performance computing data center operations. The A&R Fluidstack Lease entitles Fluidstack to an additional 39 MW of critical IT load in a second phase of development (“Phase II”). The Company continues to expect to complete phase I of the development and construction of the Barber Lake Facility (“Phase I”) and to deliver Phase I to Fluidstack by September 2026. Phase II of the development is expected to be completed and delivered to Fluidstack by January 2027. Fluidstack’s obligations to pay rent under the A&R Fluidstack Lease begin on the commencement date of operations for the applicable phase, and will continue for a 10-year term from commencement date of operations for Phase I.

Under the terms of the A&R Recognition Agreement, Cipher Barber Lake, Fluidstack and Google have agreed to make adjustments to the rights and obligations of the parties as compared to the Original Recognition Agreement in light of the A&R Fluidstack Lease including increasing the termination fee payable by Google under certain circumstances after the completion and delivery of Phase I. The terms of the A&R Recognition Agreement are otherwise substantially consistent with the terms of the Original Recognition Agreement.

Additionally, on November 20, 2025, the Company amended and restated the previously announced Warrant Agreement (the “Original Warrant Agreement”) with Google (as amended and restated, the “A&R Warrant Agreement). Pursuant to the Original Warrant Agreement, the Company issued to Google warrants to purchase 24,178,576 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), for an exercise price of $0.01 per share of Common Stock. If, on the business day prior to the beginning of the exercise period under the Original Warrant Agreement, the value of the Warrant Shares did not equal or exceed $430 million (the “Top-Up Threshold”), the Company was obligated to issue additional Warrant Shares and/or make a cash payment equal in the aggregate to such shortfall amount on the terms set forth in the Original Warrant Agreement. Under the A&R Warrant Agreement, the Top-Up Threshold was adjusted from $430 million to $435 million.

The descriptions of the A&R Recognition Agreement and the A&R Warrant Agreement are qualified in their entirety by reference to the full and complete terms of the A&R Recognition Agreement and the A&R Warrant Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 4.1 to this Report, respectively.

On November 20, 2025, Cipher Baker Lake also amended and restated an additional existing recognition agreement with certain providers to make adjustments to the rights and obligations of the parties therein in light of the A&R Fluidstack Lease.

Item 7.01. Regulation FD.

On November 20, 2025, the Company issued a press release announcing the A&R Recognition Agreement, the A&R Warrant Agreement and the A&R Fluidstack Lease. A copy of the press release is furnished hereto as Exhibit 99.1. Additionally, attached as Exhibit 99.2 to this Current Report is certain illustrative financial information concerning the Barber Lake Facility.

The information contained in Item 7.01 of this Report (as well as in Exhibits 99.1 and 99.2 attached hereto) is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01. Other Events

On November 20, 2025, the Company issued a press release to announce that Cipher Compute LLC (the “Issuer”), a wholly-owned indirect subsidiary of Company, intends to offer up to $333,000,000 aggregate principal amount of 7.125% senior secured notes due 2030 of the Issuer (the “Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act (the “Offering”). The Notes will be part of the same series as the $1,400,000,000 aggregate principal amount of 7.125% senior secured notes due 2030 (the “Initial Notes”) issued by the Issuer pursuant to the indenture, dated as of November 13, 2025, by and among the Issuer, Cipher Songbird LLC (“Cipher Songbird”), Cipher Barber Lake and Wilmington Trust, National Association, as trustee and collateral agent. The Notes will have identical terms and conditions (other than the original issue date and issue price) as the Initial Notes. Cipher Compute intends to use the net proceeds from the sale of the Notes to finance a portion of the construction cost of phase II.

The Notes will be fully and unconditionally guaranteed by Cipher Barber Lake and will be secured by first-priority liens on (i) substantially all assets of the Issuer and Cipher Barber Lake, other than certain excluded property, (ii) all equity interests of the Issuer held by Cipher Songbird, (iii) if and when established by Fluidstack, a designated lockbox account of Fluidstack, and (iv) prior to the completion of the initial construction phase of the Barber Lake Facility, a pledge by Google of the warrants to purchase the Warrant Shares.

A copy of the press release announcing the Offering is filed hereto as Exhibit 99.3 The information included in this Current Report is neither an offer to sell nor a solicitation of an offer to buy any securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Amended and Restated Warrant Agreement, by and among Cipher Mining Inc. and Google LLC, dated November 20, 2025.
10.1*	Amended and Restated Recognition Agreement, by and among Cipher Barber Lake LLC, Fluidstack USA II Inc. and Google LLC, dated November 20, 2025.
99.1	Press release issued by Cipher Mining Inc., dated November 20, 2025.
99.2	Illustrative Financial Information of the Barber Lake Facility.
99.3	Press release issued by Cipher Mining Inc., dated November 20, 2025, relating to the Offering of the Notes.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the U.S. Securities and Exchange Commission upon request.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Current Report on Form 8-K that are not statements of historical fact, such as statements about the Company’s beliefs and expectations regarding its planned business model and strategy, the proposed offering of the Notes, its bitcoin mining and HPC data center development, timing and likelihood of success, capacity, functionality and operation of data centers, expectations regarding the operations of data centers, such as projected hashrate, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. Potential investors, stockholders and other readers are cautioned to carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Cipher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on February 25, 2025, Cipher’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the SEC on November 3, 2025, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 20, 2025

CIPHER MINING INC.

By:	/s/ Will Iwaschuk
Name:	Will Iwaschuk
Title:	Co-President & Chief Legal Officer